Exhibit 99.1(a)
On June 3, 2008, the 1992 GRAT Remainder Trust f/b/o Gary M. Lauder
(the "GML GRAT") sold 12,281 shares of Class A Common Stock at an average sale price of $47.0458. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$46.86
  100	$46.88
  100	$46.89
  100	$46.90
  200	$46.91
  300	$46.92
  100	$46.93
  400	$46.94
  300	$46.95
  500	$46.96
1,200	$46.97
  500	$46.98
  981	$46.99
  800	$47.00
  200	$47.01
  100	$47.02
  200	$47.03
  300	$47.04
  200	$47.05
  100	$47.06
  200	$47.07
  200	$47.08
1,100	$47.09
  600	$47.10
1,100	$47.11
  100	$47.12
  200	$47.13
  300	$47.14
  200	$47.15
  300	$47.16
  300	$47.17
  200	$47.18
  100	$47.19
  100	$47.21
  100	$47.23
  100	$47.28
  100	$47.29
  200	$47.30

On June 4, 2008, the GML GRAT sold 12,281 shares of Class A Common Stock at an average sale price of $47.0321. The information regarding the shares sold that day at each price per share appears in the two columns below:

   100	 $46.64
   100	 $46.72
   100	 $46.78
   200	 $46.79
   200	 $46.80
   300	 $46.82
   500	 $46.83
   200	 $46.84
   300	 $46.85
   200	 $46.87
   100	 $46.89
   400	 $46.90
   200	 $46.91
   400	 $46.92
   300	 $46.93
   200	 $46.95
   400	 $46.96
   200	 $46.97
   200	 $46.99
   200	 $47.00
   200	 $47.01
   100	 $47.02
   200	 $47.03
   281	 $47.05
   100	 $47.07
   700	 $47.08
   500	 $47.09
   700	 $47.10
   400	 $47.11
 1,000	 $47.13
   800	 $47.14
   200	 $47.15
   400	 $47.16
   400	 $47.17
   300	 $47.18
   400	 $47.19
   100	 $47.20
   400	 $47.22
   100	 $47.23
   100	 $47.24
   100	 $47.25

Exhibit 99.1(b)
On June 3, 2008, the 1992 GRAT Remainder Trust f/b/o William P. Lauder (the "WPL GRAT") sold 12,281 shares of Class A Common Stock at an average sale price of $47.046. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$46.87
  100	$46.88
  100	$46.89
  100	$46.91
  500	$46.92
  100	$46.93
  300	$46.94
  500	$46.95
  500	$46.96
  800	$46.97
  600	$46.98
1,081	$46.99
  800	$47.00
  300	$47.01
  100	$47.02
  100	$47.03
  400	$47.04
  300	$47.05
  300	$47.07
  300	$47.08
  900	$47.09
  600	$47.10
1,100	$47.11
  100	$47.12
  200	$47.13
  300	$47.14
  400	$47.15
  300	$47.16
  100	$47.17
  200	$47.18
  100	$47.19
  100	$47.21
  100	$47.23
  100	$47.28
  100	$47.29
  200	$47.30

On June 4, 2008, the WPL GRAT sold 12,281 shares of Class A Common Stock at an average sale price of $47.0331. The information regarding the shares sold that day at each price per share appears in the two columns below:

100	$46.63
100	$46.76
100	$46.78
100	$46.79
300	$46.80
400	$46.82
500	$46.83
100	$46.84
200	$46.85
100	$46.87
200	$46.88
100	$46.89
400	$46.90
300	$46.91
200	$46.92
100	$46.93
200	$46.94
100	$46.95
700	$46.96
100	$46.97
100	$46.98
200	$47.00
300	$47.01
100	$47.02
200	$47.03
281	$47.05
200	$47.07
500	$47.08
600	$47.09
700	$47.10
400	$47.11
100	$47.12
900	$47.13
600	$47.14
400	$47.15
300	$47.16
300	$47.17
600	$47.18
400	$47.19
100	$47.20
300	$47.22
100	$47.23
100	$47.24
100	$47.25

Exhibit 99.1(c)
On June 3, 2008, William P. Lauder ("WPL") sold 10,000 shares of
Class A Common Stock at an average sale price of $47.046. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$46.87
  200	$46.89
  100	$46.90
  100	$46.91
  500	$46.93
  300	$46.94
  300	$46.95
1,000	$46.96
  300	$46.97
  500	$46.98
  500	$46.99
  900	$47.00
  100	$47.02
  100	$47.03
  100	$47.04
  200	$47.05
  100	$47.06
  100	$47.07
  600	$47.08
  500	$47.09
  500	$47.10
  900	$47.11
  200	$47.12
  300	$47.13
  100	$47.14
  400	$47.15
  100	$47.16
  200	$47.18
  100	$47.19
  100	$47.20
  100	$47.22
  100	$47.28
  100	$47.30
  100	$47.31
  100	$47.33

On June 4, 2008, WPL sold 10,000 shares of Class A Common Stock at an average sale price of $47.035. The information regarding the shares sold that day at each price per share appears in the two columns below:

100	$46.64
100	$46.65
100	$46.79
100	$46.80
300	$46.81
200	$46.82
100	$46.83
100	$46.84
300	$46.85
200	$46.86
100	$46.87
100	$46.88
100	$46.89
100	$46.90
100	$46.91
300	$46.93
300	$46.94
200	$46.95
300	$46.96
500	$46.99
300	$47.00
100	$47.02
200	$47.03
100	$47.04
100	$47.05
200	$47.07
400	$47.08
500	$47.09
400	$47.10
400	$47.11
400	$47.12
500	$47.13
700	$47.14
100	$47.15
300	$47.16
300	$47.17
200	$47.18
400	$47.19
300	$47.20
200	$47.22
100	$47.24
100	$47.25

Exhibit 99.1(d)
After the transactions described in notes (1), (3) and (5), the amounts of Class A Common Stock and Class B Common Stock beneficially owned by:

Gary M. Lauder include (i) 49,125 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust, and (ii) 49,125 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust. GML disclaims beneficial ownership of the shares in clauses
(i) and (ii) to the extent he does not have a pecuniary interest in such securities.

William P. Lauder include (i) 242,365 shares of Class A Common Stock and 3,262,800 shares of Class B Common Stock held directly,(ii) 5,234 shares of Class A Common Stock and 22,870 shares of Class B Common Stock held indirectly by his children, (iii) 49,125 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust, and
(iv) 49,125 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust. WPL disclaims beneficial ownership of the shares owned by his children and the shares in clauses (iii) and (iv) to the extent he does not have a pecuniary interest in such securities.